UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report: April 4, 2013

(Date of earliest event reported): April 1, 2013

SUNOCO LOGISTICS PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

1818 Market Street, Suite 1500, Philadelphia, PA		19103
(Address of principal executive offices)		(Zip Code)

(866) 248-4344

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On April 1, 2013, upon recommendation of the Audit Committee, the Board of Directors of Sunoco Partners LLC, the general partner of Sunoco Logistics Partners L.P. (the “Registrant” or “Partnership”), approved the appointment of Grant Thornton LLP (“Grant Thornton”) to serve as the Registrant’s new independent registered public accounting firm for the fiscal year ending December 31, 2013 and approved the dismissal of Ernst & Young LLP (“Ernst & Young”) as its independent registered public accounting firm. The Registrant notified Ernst & Young of its dismissal on April 1, 2013. The decision was made as part of the integration process related to the recently completed acquisition of the Partnership’s general partner by Energy Transfer Partners, L.P. (“ETP”). The acquisition resulted in the Partnership becoming a consolidated subsidiary of ETP. As Grant Thornton currently serves as ETP’s independent registered public accounting firm, the Board determined that it would be beneficial for ETP and the Partnership to have the same firm audit their respective financial statements.

The audit reports of Ernst & Young on the consolidated financial statements of the Registrant as of December 31, 2012 and 2011, and for the period from October 5, 2012 to December 31, 2012, the period from January 1, 2012 to October 4, 2012, and the years ended December 31, 2011 and 2010, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of Ernst & Young on the effectiveness of the Registrant’s internal control over financial reporting as of December 31, 2012 and December 31, 2011 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Registrant’s fiscal years ended December 31, 2012 and December 31, 2011, and during the subsequent interim period through April 1, 2013, the date of the dismissal of Ernst & Young, there were no (1) disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference in connection with their report to the subject matter of the disagreement, or (2) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Ernst & Young with a copy of this Current Report on Form 8-K, and requested that Ernst & Young furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether Ernst & Young agrees with the statements made by the Registrant in response to the disclosures required by Item 304(a) of Regulation S-K. The Registrant subsequently received the requested letter, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the Registrant’s fiscal years ended December 31, 2012 and December 31, 2011, and during the subsequent interim period through April 1, 2013, neither the Registrant nor anyone acting on the Registrant’s behalf consulted with Grant Thornton regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 4, 2013, regarding the change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNOCO LOGISTICS PARTNERS L.P.

By:	Sunoco Partners LLC,
its General Partner

	By:	/s/ KATHLEEN SHEA-BALLAY
Kathleen Shea-Ballay
Senior Vice President, General Counsel and Corporate Secretary

April 4, 2013

Philadelphia, PA

EXHIBIT INDEX

Exhibit No.	Exhibit

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated April 4, 2013, regarding the change in certifying accountant.